UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

OXiGENE, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule:

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No:

	3)	Filing party:

	4)	Date Filed:

701 GATEWAY BOULEVARD, SUITE 210

SOUTH SAN FRANCISCO, CALIFORNIA 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2014

TO OUR STOCKHOLDERS:

Please take notice that the 2014 annual meeting of stockholders of OXiGENE, Inc., a Delaware corporation, will be held on Tuesday, June 10, 2014, at 10:00 a.m., local time, at the Company’s offices located at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080, for the following purposes:

1. To elect six members to the Board of Directors to hold office until the 2015 annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3. To transact such other business as may be properly brought before the annual meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on April 14, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournments thereof. You may vote if you were a record holder of OXiGENE shares at the close of business on this date. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Peter J. Langecker, M.D., Ph.D.
Chief Executive Officer

April 29, 2014

OXiGENE, Inc.

701 GATEWAY BOULEVARD, SUITE 210

SOUTH SAN FRANCISCO, CALIFORNIA 94080

(650) 635-7000

PROXY STATEMENT FOR THE OXiGENE, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

June 10, 2014

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

You received this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2014 annual meeting of stockholders (the “Annual Meeting”) and any adjournments of the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.

Who Can Vote.    Record holders of our common stock at the close of business on the record date, April 14, 2014, may vote at the Annual Meeting. On April 14, 2014, approximately 63 record holders held 15,300,820 shares of our outstanding common stock. Holders of common stock are entitled to one vote per share on all matters to be voted on by stockholders.

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card. This Proxy Statement and the proxy card will be mailed to stockholders on or about May 6, 2014.

How Many Votes You Have.    Each share of our common stock that you own entitles you to one vote.

How You Can Vote.    You can only vote your shares if you are either present in person or represented by proxy at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your proxy card and send it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board of Directors.

•

If your shares are held in a stock brokerage account.    If your shares are held in a stock brokerage account, by a bank, broker, trustee or other nominee, you are considered the beneficial owner of shares held in street name. Stockholders holding OXiGENE shares in street name through their broker may receive instructions from their broker on internet and/or telephonic voting. These instructions should be followed very closely.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing the ballot, which will be available at the meeting.

Recommendation of the Board of Directors.

The Board of Directors recommends that you vote:

“FOR” the election of the six director nominees; and

“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

If any other matter is properly presented, the proxy holders will vote your shares in accordance with their best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

Revocation of Proxies.    If you return your proxy card, you may revoke your proxy at any time before it is exercised. You may revoke your proxy in any one of the following ways:

•	by voting in person at the Annual Meeting;

•

by delivering a written notice of revocation before the annual meeting with a date later than your previously delivered proxy card to our principal offices at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080, Attention — Secretary; or

•	by timely delivering another proxy card dated after the date of the proxy card that you wish to revoke.

Your most current proxy card is the one that is counted.

How to Vote if You Receive More Than One Proxy Card.    You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How You Can Vote” for each account to ensure that all of your shares are voted.

How Your Shares Will Be Voted if You Do Not Vote.    If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How You Can Vote.” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares to be voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it deemed appropriate.

Confidentiality of Votes.    We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election and members of the Company’s management team examine these documents unless further disclosure is necessary to meet legal requirements.

Voting in Person.    If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 14, 2014, the record date for determining who is entitled to vote.

Required Votes.    With respect to the election of directors, the nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. The affirmative vote of a majority of the votes cast is required for approval of Proposal 2.

Broker Non-Votes, Withholdings and Abstentions.

•

Broker Non-Votes:    If your broker holds your shares in its name and cannot vote your shares on a particular matter because the broker does not have instructions from you or discretionary voting authority on that matter, this is referred to as a “broker non-vote.” Your broker will not be entitled to vote your shares on Proposal 1 without instructions. Broker non-votes will have no effect on, and will not be counted towards, the vote total for Proposals 1 and 2.

•	Withholdings: Withholding authority to vote for a nominee for director will have no effect on the results of the vote for directors.

•	Abstentions: Abstentions are not counted towards the vote total for purposes of electing directors and for Proposal 2 and will have no effect on these votes

Quorum.    The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Where to Find the Voting Results of the Annual Meeting.    The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Throughout this Proxy Statement, the terms “OXiGENE,” “WE,” “US,” “OUR” or “COMPANY” mean OXiGENE, Inc.

Electronic Delivery of Stockholder Communications

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of OXiGENE, Inc. to Be Held on June 10, 2014.

•	The proxy statement, annual report to security holders for the year ended December 31, 2013 and the proxy card are available at the Investor Relations section of our website, www.oxigene.com.

•

The 2014 Annual Meeting of stockholders of OXiGENE, Inc. will be held on June 10, 2014, at 10:00 a.m., local time, at the Company’s offices at 701 Gateway Blvd., Suite 210, South San Francisco, California 94080.

•	The Annual Meeting of stockholders will be held for the following purposes:

1.	To elect six members to the Board of Directors to hold office until the 2015 annual meeting of stockholders and until their successors are duly elected and qualified; and

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

•	OXiGENE’s Board of Directors recommends voting “FOR” both of the proposals listed above.

•

You are urged to attend the Annual Meeting and vote in person, but if you are unable to do so, the Board of Directors would appreciate your prompt vote either electronically via the Internet or telephone or via regular mail. We strongly encourage you to vote electronically, if you are given that option.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors currently consists of six members, including four members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under our by-laws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of stockholders or until their successors have been elected and qualified. On February 27, 2014, our Board of Directors accepted the recommendation of the Nominating Committee and voted to nominate for election Ms. Tamar D. Howson, Mr. Frederick W. Driscoll and Drs. Peter J. Langecker, Gerald McMahon, William D. Schwieterman and David Chaplin at the annual meeting for a term of one year to serve until the 2015 annual meeting of stockholders, or until their respective successors have been elected and qualified. Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board has determined that each of the nominees except for Dr. Langecker and Dr. Chaplin qualify as “independent directors” as defined under the rules of the NASDAQ Stock Market. Proxies received in connection with the Annual Meeting will be voted for no more than six director nominees. A plurality of the shares voted affirmatively at the Annual Meeting is required to elect each nominee as a director.

Information concerning the nominees for election to the Board of Directors is set forth below. Each nominee for election to the Board of Directors has consented to being named as a nominee and has agreed to serve if elected. If elected, each director would serve for a one-year term, expiring at the 2015 annual meeting of stockholders or until his or her successor is elected. We will vote your shares as you specify on your proxy card. If you sign, date and return the proxy card but do not specify how you want your shares voted, we will vote them FOR the election of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. If we do not name a substitute nominee, the size of the Board of Directors will be reduced.

Each nominee for election to the Board of Directors is currently serving as a director. The following information with respect to each nominee has been furnished to us by that nominee. The ages of the nominees are as of March 15, 2014.

TAMAR D. HOWSON

Age:	65

Director Since:	2010

Principal Occupation:	Ms. Howson serves currently as a consultant to biotechnology companies and as a non-executive director to several life sciences companies.

Business Experience:	Ms. Howson was recently a Partner with JSB-Partners, a transaction advisory firm serving the life sciences industry. Formerly, she served as Senior Vice President of Corporate and Business Development and was a member of the executive committee at Bristol-Myers Squibb. During her tenure there, Ms. Howson was responsible for leading the company’s efforts in external alliances, licensing and acquisitions. Earlier, Ms. Howson served as Senior Vice President and Director of Business Development at SmithKline Beecham. She also managed SR One Ltd., the $100 million venture capital fund of SmithKline Beecham. Ms. Howson has served as an independent business consultant and adviser to companies both in the United States and in Europe. She held the position of Vice President, Venture Investments at Johnston Associates, a venture capital firm, and earlier as Director of Worldwide Business Development and Licensing for Squibb Corporation. Ms. Howson received her M.B.A. in finance and international business from Columbia University. Educated as a chemical engineer, she holds a M.S. from the City College of New York and a B.S. from the Technion in Israel.

Other Directorships:	Ms. Howson currently serves on the boards of Idenix Pharmaceuticals, Inc. (Nasdaq:IDIX), a biopharmaceutical company engaged in the discovery and development of drugs for the treatment of human viral diseases, and Aradigm Corporation, a specialty pharmaceutical company developing and commercializing drugs delivered by inhalation for the treatment of severe respiratory disease. She previously served on the boards of Soligenix, S*BIO, Ariad Pharmaceuticals, SkyePharma, NPS Pharma, Targacept, and HBA.

Director Qualifications:	The Board highly values Ms. Howson’s significant business development and life sciences industry expertise, developed through her career as a senior professional at several leading pharmaceutical companies. The Board believes that these characteristics qualify Ms. Howson to serve as a director of the Company and led to the Board’s conclusion that she should be a member of the Board of Directors.

PETER J. LANGECKER, M.D., PH.D.

Age:	63

Director Since:	2010

Principal Occupation:	Dr. Langecker joined OXiGENE as Executive Vice President and Chief Development Officer in June 2009 and was appointed Chief Executive Officer in October 2009. He served as Chairman of our Board of Directors from October 2011 until Mr. Driscoll’s appointment in January 2014.

Business Experience:	Dr. Langecker served as Chief Medical Officer of DURECT Corporation from May 2006 until June 2009. Prior to joining DURECT, Dr. Langecker served as Chief Medical Officer and Vice President of Clinical Affairs at Intarcia Therapeutics, Inc. from October 1999 to April 2006. Prior to that, Dr. Langecker was Vice President of Clinical Affairs at Sugen, Inc. from 1997 to 1999, Vice President, Clinical Research at Coulter Pharmaceuticals from 1995 to 1997 and Director of Clinical Research, Oncology, at Schering-Plough from 1992 to 1995. Previously, Dr. Langecker worked as a Project Physician-Central Medical Advisor, Oncology at Ciba-Geigy (now Novartis) in Basel, Switzerland. He received his M.D. degree and his doctorate in medical sciences from the Ludwig-Maximilians University in Munich.

Director Qualifications:	The Board believes that Dr. Langecker’s medical and scientific training, developed through his extensive career as a life sciences industry executive, qualify Dr. Langecker to serve as a director of the Company and led to the Board’s conclusion that Dr. Langecker should be a member of the Board of Directors.

GERALD MCMAHON, PH.D.

Age:	59

Director Since:	2011

Principal Occupation:	Dr. McMahon currently serves as President and Chief Executive Officer of Kolltan Pharmaceuticals, Inc., based in New Haven, Connecticut. He has served in the positions of President and Chief Executive Officer of Kolltan since 2012.

Business Experience:	Previously, Dr. McMahon was Senior Vice President of Oncology at Medimmune LLC, a wholly owned subsidiary of AstraZeneca, a position which he held from 2010 through 2012. Dr. McMahon served as the Chairman and Chief Executive Officer of NeoRx and Poniard Pharmaceuticals, Inc. from May 2004 to February 2010. Dr. McMahon has spent more than 20 years as a business executive in the healthcare and biotech industries where he held various roles at Pfizer, Pharmacia, and Sandoz. In addition, Dr. McMahon was employed for 10 years at SUGEN where he was instrumental to build the business leading to the successful discovery, development, and regulatory approvals of novel oncology drugs. Dr. McMahon holds a B.S. in biology, earned a Ph.D. in 1980 in biochemistry from Rensselaer Polytechnic Institute and held post-graduate appointments at Tufts Medical School and New England Medical Center in Boston, Massachusetts and the Massachusetts Institute of Technology in Cambridge, Massachusetts.

Other Directorships:	Currently, Dr. McMahon is a member of the Board of Directors of Kolltan Pharmaceuticals, Inc.

Director Qualifications:	The Board believes that Dr. McMahon’s scientific training, developed through his extensive career as a life sciences industry executive at several leading pharmaceutical companies, coupled with his specific experience, qualifications, and skills in the life sciences industry, qualify Dr. McMahon to serve as a director of the Company and led to the Board’s conclusion that Dr. McMahon should be a member of the Board of Directors.

WILLIAM D. SCHWIETERMAN, M.D.

Age:	56

Director Since:	2007

Principal Occupation:	Dr. Schwieterman has been the Chief Medical Officer of Chelsea Therapeutics, Inc., a publicly traded biopharmaceutical development company, since November 2009. He has been an independent consultant to biotech and pharmaceutical companies specializing in clinical development since July 2002.

Business Experience:	Dr. Schwieterman is a board-certified internist and a rheumatologist who was formerly Chief of the Medicine Branch and Chief of the Immunology and Infectious Disease Branch in the Division of Clinical Trials at the Food and Drug Administration (the “FDA”). In these capacities and others, Dr. Schwieterman spent 10 years at the FDA in the Center for Biologics overseeing a wide range of clinical development plans for a large number of different types of molecules. Dr. Schwieterman holds a B.S. and M.D. from the University of Cincinnati.

Other Directorships:	From June 2008 to September 2009, Dr. Schwieterman served as a director of Chelsea Therapeutics.

Director Qualifications:	The Board believes that Dr. Schwieterman’s medical training and his expertise with regulatory matters involving the FDA and the clinical trials process are invaluable skills that Dr. Schwieterman brings to his Board service and led to the Board’s conclusion that Dr. Schwieterman should be a member of the Board of Directors.

DAVID CHAPLIN, PH.D.

Age:	58

Director Since:	2013

Principal Occupation:	Since September 2011, Dr. Chaplin has been an independent consultant to biotechnology and pharmaceutical companies specializing in preclinical development.

Business Experience:	Dr. Chaplin served as our Chief Scientific Officer and Head of Research and Development from July 2000 until August 2011. From 1999 to 2000, Dr. Chaplin served as Vice President of Oncology at Aventis Pharma in Paris. Prior to the merger of Rhone Poulenc Rorer (“RPR”) with Hoechst Marion Roussell, Dr. Chaplin was Senior Director of Oncology at RPR from 1998 to 1999. From 1992 to 1998, Dr. Chaplin headed up the Cancer Research Campaign’s (“CRC”) Tumor Microcirculation Group, based at the Gray Laboratory Cancer Research Trust, Mount Vernon Hospital, London. During this time, he was also a member of the CRC Phase I/II clinical trials committee. Dr. Chaplin also served as Section Head of Cancer Biology at Xenova in the U.K. from 1990 to 1992, and held a senior staff appointment at the British Columbia Cancer Research Centre from 1982 to 1990. Dr. Chaplin has a B.Sc. in chemistry from the University of Essex, a M.Sc. in pharmacology from the University of Southampton, and completed his Ph.D. in tumor biology at the University of London.

Other Directorships:	Since January 2012, Dr. Chaplin has been a director of Smart Matrix Ltd, a privately held company based in London, UK, which is focused on developing treatments to improve wound healing. Since July 2012, Dr. Chaplin has also been a director of PHusis, a privately held biopharmaceutical company based in Houston, TX developing drugs which target the PH domains of proteins involved in cancer development and progression.

Director Qualifications:	The Board believes that Dr. Chaplin’s expertise as one of the developers of the Company’s technology and his decades of experience in the oncology field, together with his relationships with collaborators working on similar technology in this field, qualify Dr. Chaplin to serve as a director and led to the Board’s conclusion that he should be a member of the Board of Directors.

FREDERICK W. DRISCOLL

Age:	63

Director Since:	2014

Principal Occupation:	Since May 2013, Mr. Driscoll has been the Chief Financial Officer of Flexion Therapeutics, Inc., a publicly traded biotechnology company.

Business Experience:	Mr. Driscoll has served as the Chairman of our Board of Directors since January 2014. Prior to joining Flexion, Mr. Driscoll was Chief Financial Officer at Novavax, Inc., a publicly traded biopharmaceutical company from 2009 to May 2013. Previously, Mr. Driscoll also served as Chief Financial Officer from 2007 to 2008, and subsequently Chief Executive Officer from 2008 to 2009, at Genelabs Technologies, Inc., a publicly traded biopharmaceutical and diagnostics company, and Chief Financial Officer at Astraris, Inc., a private biotechnology company, from 2006 to 2007. Prior to that, Mr. Driscoll was our Chief Executive Officer from 2002 to 2006. Mr. Driscoll earned a bachelor’s degree in accounting and finance from Bentley University.

Director Qualifications:	The Board believes that Mr. Driscoll’s deep knowledge of the Company’s technology and business, from his tenure as our Chief Executive Officer, coupled with his significant expertise in the area of financial statements and capital markets transactions for biotechnology companies, qualify Mr. Driscoll to serve as a director and led to the Board’s conclusion that he should be Chairman of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION TO THE BOARD OF DIRECTORS OF EACH DIRECTOR NOMINEE NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ELECTION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, to audit our consolidated financial statements for the year ending December 31, 2014. Ernst & Young LLP was our independent registered public accounting firm for the year ended December 31, 2013. Our Board of Directors recommends that our stockholders vote for ratification of such appointment. A representative of Ernst & Young LLP will be present at the Annual Meeting and will be available to respond to appropriate stockholders questions and may make a statement at the Annual Meeting if he or she desires to do so.

Approval of the ratification of appointment of our independent registered public accounting firm requires an affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on, and will not be counted towards the vote total for, this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

The submission of this matter to our stockholders at the annual meeting is not required by law or by our Amended and Restated By-laws. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If this proposal is not approved at the annual meeting by the affirmative vote of holders of a majority of the votes cast on the proposal at the meeting, the Audit Committee intends to reconsider its appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

BOARD AND COMMITTEE MEETINGS

Our Board of Directors currently consists of six members. Under our by-laws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified.

During 2013, the Board of Directors held ten meetings. The Board of Directors has established three committees whose functions and current members are noted below. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee (collectively, the “Board Committees”) are committees of the Board of Directors and consist solely of members of the Board of Directors. Each director who served during 2013 attended 75% or more of the aggregate number of meetings of the Board of Directors and Board Committees on which he or she served during 2013. The Board has also adopted a policy under which each member of the Board is required to make every effort to attend each annual meeting of our stockholders. Dr. Langecker attended our annual meeting of stockholders in 2013.

Audit Committee.    The Audit Committee consists of Ms. Howson, Mr. Driscoll and Dr. McMahon (Chairman). Dr. Schwieterman was a member of the Audit Committee during 2013 and continued to serve on the Audit Committee until the appointment of Mr. Driscoll to the Audit Committee in February 2014. During 2013, the Audit Committee held six meetings. Our Audit Committee has the authority to retain and terminate the services of our independent registered public accounting firm, reviews our annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of our annual audits. The Board has determined that both Mr. Driscoll and Dr. McMahon are audit committee financial experts, as the SEC has defined that term. The Board of Directors has adopted a charter for the Audit Committee, which is reviewed and reassessed annually by the Audit Committee. A copy of the Audit Committee’s written charter is publicly available on our website at www.oxigene.com.

SEC rules require that we disclose our compliance with NASDAQ listing standards regarding the independence of our Audit Committee members and inclusion in the Audit Committee of any non-independent director. All members of our Audit Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market.

Compensation Committee.    The Compensation Committee consists of Ms. Howson (Chair), Mr. Driscoll and Dr. McMahon. During 2013, the Compensation Committee held three meetings. Dr. Schwieterman was a member of the Compensation Committee during 2013 and continued to serve on the Compensation Committee until the appointment of Mr. Driscoll to the Compensation Committee in February 2014. The Compensation Committee makes recommendations to the Board of Directors regarding the compensation philosophy and compensation guidelines for our executives, the role and performance of our executive officers, appropriate compensation levels for our Chief Executive Officer, which are determined without the Chief Executive Officer present, and other executives based on a comparative review of compensation practices of similarly situated businesses. The Compensation Committee also makes recommendations to the Board regarding the design and implementation of our compensation plans and the establishment of criteria and the approval of performance results relative to our incentive plans. The Compensation Committee reviews and assesses the three main components of each named executive officer’s compensation: base salary, incentive compensation and equity compensation. Adjustments to base salary are generally only made when there has been a change in the scope of the responsibilities of the named executive officer or when, based on a review of the base salary component of executive officers in companies of a similar size and stage of development, the Committee members believe that an adjustment is warranted in order to remain competitive. The executive management of the Company determines and agrees with the Compensation Committee on its corporate goals and objectives for the ensuing year. At the end of each year, the attainment of each objective is assessed and incentive awards may be made to each executive based on his or her contribution to achieving the objectives. Awards are made based on either provisions of an executive’s employment agreement, or an assessment of each executive’s equity compensation position relative to the Company’s other executives. Each member of the Compensation Committee qualifies as independent under the definition promulgated by The NASDAQ Stock Market and qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act. A copy of the Compensation Committee’s written charter is publicly available on our website at www.oxigene.com.

Compensation Committee Interlocks and Insider Participation.    None of the members of our Compensation Committee is or has been employed by us in the last completed fiscal year. In addition, none of our executive officers served during fiscal 2013 as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has an executive officer who serves on our Board or Compensation Committee.

Nominating and Governance Committee.    During 2013, the Nominating and Governance Committee met once. The Nominating and Governance Committee consists of Ms. Howson and Drs. Schwieterman (Chairman) and McMahon. This committee’s role is to make recommendations to the full Board as to the size and composition of the Board and to make recommendations as to particular nominees to the Board. All members of the Nominating and Governance Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market.

The Nominating and Governance Committee may consider candidates recommended by stockholders, as well as from other sources, such as current directors or officers, third-party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the biotechnology industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2015 annual meeting of stockholders using the procedures set forth in the Company’s by-laws, it must follow the procedures described below under “Stockholder Proposals and Nominations for Director.” If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating and Governance Committee by mail at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080. The Nominating and Governance Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship of the Board and its committees. A copy of the Nominating and Governance Committee’s written charter is publicly available on our website at www.oxigene.com.

Board of Directors Leadership Structure

Our current Board leadership structure separates the positions of Chief Executive Officer and Chairman of the Board of Directors, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the organization at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board of Directors, is primarily responsible for our operations and strategic direction, while our Board Chairman, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance and management oversight. While the Board believes that this is the most appropriate structure at this time, the Board retains the authority to change the Board structure, including the possibility of combining the Chief Executive Officer and Chairman of the Board positions, if it deems such a change to be appropriate in the future.

The Chairman of the Board of Directors provides leadership to the Board and works with the Board to define its activities and the calendar for fulfillment of its responsibilities. The Chairman of the Board of Directors approves the meeting agendas after input from management, facilitates communication among members of the Board and presides at meetings of our Board and stockholders. Mr. Driscoll has served as Chairman of the Board of Directors since January 1, 2014.

The Chairman of the Board of Directors, the Chairman of the Audit Committee, the Chief Executive Officer and the other members of the Board work in concert to provide oversight of our management and affairs. We believe that the leadership of the Chairman of the Board fosters a culture of open discussion and deliberation, with a thoughtful evaluation of risk, to support our decision-making. Our Board encourages communication among its members and between management and the Board to facilitate productive working relationships. Working with the other members of the Board, the Chairman also works to ensure that there is an appropriate balance and focus among key board responsibilities such as strategic development, review of operations and risk oversight.

The Board of Directors’ Role in Risk Oversight

The Board plays an important role in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board and its committees. In particular, the Board administers its risk oversight function through (1) the review and discussion of regular periodic reports to the Board and its committees on topics relating to the risks that we face, (2) the required approval by the Board (or a committee of the Board) of significant transactions and other decisions, (3) the direct oversight of specific areas of our business by the Audit and Compensation Committees, and (4) regular periodic reports from our auditors and outside advisors regarding various areas of potential risk, including, among others, those relating to our internal control over financial reporting. The Board also relies on management to bring significant matters impacting us to the Board’s attention.

Pursuant to the Audit Committee’s charter, the Audit Committee is responsible for discussing the guidelines and policies that govern the process by which our exposure to risk is assessed and managed by management. As part of this process, the Audit Committee discusses our major financial risk exposures and steps that management has taken to monitor and control such exposure. In addition, we, under the supervision of the Audit Committee, have established procedures available to all employees for the anonymous and confidential submission of complaints relating to any matter to encourage employees to report questionable activities directly to our senior management and the Audit Committee.

Because of the role of the Board in risk oversight, the Board believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to our operations. The Board recognizes that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to our operations; however the Board believes its current leadership structure enables it to effectively provide oversight with respect to such risks.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (650) 635-7000. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should submit his or her questions to the appropriate director using the Investor Relations email link in the “Contact Us” section on the Company’s website at www.oxigene.com. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

EXECUTIVE OFFICERS OF THE COMPANY

See “Proposal 1 — Election of Directors” above for the biography of our Chief Executive Officer, Peter J. Langecker, M.D., Ph.D.

Barbara Riching, age 55, was appointed as our Vice President and Chief Financial Officer in February 2013. Ms. Riching has many years of experience in the life sciences industry and is a certified public accountant. Ms. Riching joined the Company in December 2011 and from July 2012 until February 2013 served as the Company’s Interim Chief Financial Officer. She previously served as the Senior Director of Finance for Abgenix, Inc. from 1999 until 2005. Ms. Riching worked in finance positions at ALZA Corporation, Natural Wonders, Inc., and Ernst & Young LLP. She holds a Bachelor of Arts degree from the University of California at Santa Barbara.

AUDIT FEES

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2013 and December 31, 2012, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2013	2012
Audit fees:(1)	$275,977	$247,117
Audit-related:(2)	—	—
Tax Fees:(3)	—	16,500
All other fees:(2)	—	—

	$275,977	$263,617

(1)	Audit fees consisted of audit work performed in the preparation and audit of the annual financial statements, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements and statutory audits.

(2)	There were no fees incurred in this category in either 2013 or 2012.

(3)	Tax fees in 2012 consisted principally of assistance with tax compliance and reporting, as well as certain tax planning consultations. There were no tax fees incurred in 2013 by Ernst & Young LLP.

Policy on Audit Committee Pre-Approval of Audit and Permissible

Non-audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation and audit of the annual financial statements, fees for the audit of the effectiveness of the Company’s system of internal control over financial reporting, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements.

2. Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

The members of the Audit Committee have been appointed by the Board of Directors. All members of our Audit Committee meet the independence and experience requirements of the NASDAQ Stock Market. The Audit Committee is governed by a charter that has been adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. This charter is publicly available on our website at www.oxigene.com.

This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filings of ours under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or subject to Regulation 14A or 14C under the Exchange Act, except as specifically provided under the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that this Audit Committee Report be treated as soliciting material or specifically incorporate this Audit Committee Report by reference therein.

The Audit Committee reviews the scope and timing of the independent registered public accounting firm’s audit and other services, and their report on our financial statements following completion of their audits. The Audit Committee also makes annual recommendations to the Board of Directors regarding the appointment of independent registered public accounting firms for the ensuing year.

Management is responsible for the preparation of our financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2013 and met with both management and our external accountants to discuss those financial statements. Management and the independent registered public accounting firm have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also considered taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee deemed appropriate.

The Audit Committee has received from the independent registered public accounting firm their written disclosure and letter regarding their independence from us as required by applicable requirements of the Public

Company Accounting Oversight Board, and has further discussed with the independent registered public accounting firm their independence. The Audit Committee also considered the status of any pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee deemed appropriate. The Audit Committee also discussed with the independent registered public accounting firm any matters required to be discussed by Auditing Standard No. 16 — Communications with Audit Committees.

Based upon the reviews and discussions described in this Audit Committee Report, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

RESPECTFULLY SUBMITTED,

THE AUDIT COMMITTEE

Frederick W. Driscoll

Tamar D. Howson

Gerald McMahon, Ph.D.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the SEC and us initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and other equity securities. For these purposes, the term “other equity securities” would include options granted under the Company’s 2005 Stock Plan (the “Plan”). To our knowledge, based solely on a review of the forms and written representations received by us from our Section 16 reporting persons, during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to the reporting persons were properly and timely satisfied.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee reviews and approves in advance all related person transactions.

On January 25, 2013, OXiGENE entered into a consultancy agreement with Dr. Chaplin (a current member of the Board of Directors and nominee for election to the Board of Directors) as disclosed in the Company’s Current Report on Form 8-K, filed on January 23, 2013. This Agreement was assigned to Aston Biopharma LTD on August 8, 2013. We paid Dr. Chaplin approximately $99,000 as compensation for services performed under this Agreement during our 2013 fiscal year.

On June 14, 2012, we entered into a License Agreement with Angiogene Pharmaceuticals Ltd. (the “License Agreement”) pursuant to which we obtained certain rights to patent applications held by Angiogene in exchange for our payment of certain upfront fees, milestone payments and royalty payments to Angiogene. During our 2013 fiscal year, we paid approximately $75,000 to Angiogene under the License Agreement. In October of 2012, Dr. Chaplin became the beneficial owner of approximately 16.7% of the then issued and outstanding equity of Angiogene.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of our common stock as of April 16, 2014, for (a) each of our executive officers named in the Summary Compensation Table, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 16, 2014 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the tables. Except as indicated in footnotes to these tables, we believe that the stockholders named in these tables have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 15,300,820 shares of common stock outstanding on April 16, 2014.

	Number of Shares Beneficially Owned and Nature of Ownership	Percent of Class %
David Chaplin	22,206	*
Frederick W. Driscoll(1)	7,310	*
Tamar Howson	25,241	*
Peter Langecker	103,415	*
Gerald McMahon	22,749	*
Barbara Riching	3,750	*
William Schwieterman	28,837	*
All current directors and executive officers as a group (7 persons)	213,508	1.4%

*	Less than 1%.

(1)	Mr. Driscoll became a member of our Board of Directors in January 2014.

As of April 16, 2014, the following are the only entities and individuals known to us to be the beneficial owners of more than 5% of our outstanding common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned and Nature of Ownership	Percent of Class %
Alpha Capital Anstalt(1)	1,023,438	6.7%
Capital Ventures International and its affiliates(2)	1,147,443	7.5%
Frigate Ventures LP and its affiliates(3)	1,180,414	7.7%
Sabby Management, LLC and its affiliates(4)	558,094	3.6%
Steven T. Newby(5)	1,117,200	7.3%

(1)	Shares beneficially owned by Alpha Capital Anstalt, Pradafant 7, Furstentums 9490, Vaduz, Liechtenstein. This information is based solely on a Schedule 13G filed by Alpha Capital Anstalt with the SEC on February 21, 2014.

(2)	Shares are beneficially owned by Capital Ventures International, P.O Box 897, Winward 1, Regatta Office Park, West Bay Road, Grand Cayman KY1-1103, Cayman Islands, and Heights Capital Management, Inc., 101 California Street, Suite 3250, San Francisco, California 94111. This information is based solely on a Schedule 13G filed by Capital Ventures International and Heights Capital Management, Inc. with the SEC on February 20, 2014.

(3)	Shares are beneficially owned by Frigate Ventures LP, 5950 Berkshire Lane, Suite 210, Dallas, Texas 75225, Admiralty Advisors LLC, 5950 Berkshire Lane, Suite 210, Dallas, Texas 75225, Bruce R. Winson, 5950 Berkshire Lane, Suite 210, Dallas, Texas 75225, M5V Advisors Inc., 111 Peter Street, Suite 904, Toronto, ON, M5V 2H1, Adam Spears, 111 Peter Street, Suite 904, Toronto, ON, M5V 2H1 and Moez Kassam, 111 Peter Street, Suite 904, Toronto, ON, M5V 2H1. This information is based solely on a Schedule 13G filed by Frigate Ventures LP, Admiralty Advisors LLC, Bruce R. Winson, M5V Advisors Inc., Adam Spears and Moez Kassam with the SEC on February 20, 2014.

(4)	Shares are beneficially owned by Sabby Healthcare Volatility Master Fund, Ltd., c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands; Sabby Volatility Warrant Master Fund, Ltd., c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands; Sabby Management, LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458; and Hal Mintz, c/o Sabby Management, LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458; each of Sabby Healthcare Volatility Master Fund, Ltd., Sabby Volatility Warrant Master Fund, Ltd., Sabby Management, LLC and Hal Mintz may be deemed to share the right to direct the voting and dispositive control over the securities held by the other entities and persons affiliated with Sabby Management, LLC. Each of Sabby Management, LLC and Hal Mintz disclaim beneficial ownership over these shares except to the extent of any pecuniary interest therein. This information is based solely on a Schedule 13G/A filed by Sabby Management, LLC with the SEC on January 8, 2014.

(5)	Shares are beneficially owned by Steven T. Newby, 12716 Split Creek Court, North Potomac, Maryland 20878. This information is based solely on a Schedule 13G filed by Steven T. Newby with the SEC on April 16, 2014.

The determination that there were no other persons, entities or groups known to us to beneficially own more than 5% of our outstanding common stock as of April 14, 2014, was based on a review of all statements filed with respect to us since the beginning of the past fiscal year with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the fiscal years ended December 31, 2013 and December 31, 2012 to (1) our Chief Executive Officer and (2) our next most highly compensated executive officer who earned more than $100,000 during the fiscal year ended December 31, 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Peter Langecker	2013	$367,693	$170,497	$199,913	(3)	$176,119	$1,426	$915,648
Chief Executive Officer	2012	$350,001	$—	$—		$200,601	$1,480	$552,082
Barbara Riching(2)	2013	$241,346	$—	$—		$6,526	$—	$247,872
Chief Financial Officer	2012	$218,325	$—	$—		$—	$—	$218,325

(1)	The fair values for the stock awards granted were estimated at the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions for the years ended December 31, 2013 and 2012:

	Years ended December 31,
Weighted Average Assumptions	2013	2012
Risk-free interest rate	0.95%	0.85%
Expected life (years)	4	4
Expected volatility	100%	102%
Dividend yield	0.00%	0.00%

See Note 6 to our Condensed Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2013 for details as to the assumptions used to determine the fair value of each of the stock awards and option awards set forth in this table, as well as a description of all forfeitures during fiscal year 2013. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Significant Judgments and Estimates” in the Form 10-K.

(2)	Ms. Riching became our Interim Chief Financial Officer in July 2012, and was named Chief Financial Officer in February 2013.

(3)	We issued a restricted stock award of 72,993 shares to Dr. Langecker in 2013 from the Plan. The restricted stock award was valued based on the closing price of our common stock on the grant date and the shares were fully vested upon grant.

Narrative Disclosure to Summary Compensation Table

Employment Agreement with Dr. Peter J. Langecker.    In June 2009, we entered into an employment agreement with Dr. Langecker with respect to his service as our Executive Vice President and Chief Development Officer, which was subsequently amended and restated on December 15, 2011 to reflect that Dr. Langecker was appointed as our Chief Executive Officer in October 2009. Pursuant to his agreement, Dr. Langecker currently receives an annual base salary of $386,250 per year. In addition, Dr. Langecker may be awarded an annual bonus of up to 40% of his then-current annual base salary, at our sole discretion, based on our assessment of his and the Company’s performance. Pursuant to his employment agreement, on June 29, 2009, we granted to Dr. Langecker options to purchase 1,042 shares of the Company’s common stock at an exercise price of $556.80 per share. The options vested in equal annual installments over four years beginning one year from the date of grant.

Dr. Langecker may terminate the agreement upon written notice to us. We may also terminate the agreement without prior written notice for cause, as defined in the agreement, as long as, in certain circumstances, we give Dr. Langecker a minimum period of 30 days to cure the act or omission constituting cause (if reasonably subject to cure), as described in the agreement. If Dr. Langecker’s employment is terminated by us for cause, or by Dr. Langecker without good reason (as defined in the agreement), we will pay to Dr. Langecker the amount of accrued obligations as of the date of such termination, consisting of accrued and unpaid salary, the value of accrued vacation days, an annual bonus related to the most recently completed calendar year if not already paid and amount of unreimbursed and incurred expenses. If Dr. Langecker’s employment is terminated by us other than for cause or Dr. Langecker’s disability, we will pay to Dr. Langecker the accrued obligations, as described above, in addition to an amount equal to 12 months of his then-current base salary, the annual bonus related to the most recently completed calendar year, if not already paid, and COBRA premiums, should Dr. Langecker timely elect and be eligible for COBRA coverage, for Dr. Langecker and his immediate family for 12 months (provided that we have no obligation to provide such coverage if Dr. Langecker becomes eligible for medical and dental coverage with another employer).

If Dr. Langecker’s employment is terminated by us (other than for cause or Dr. Langecker’s disability) within one year following a change in control of the Company (as defined in the agreement), or by Dr. Langecker with good reason within one year following a change in control of the Company, we will pay to Dr. Langecker the accrued obligations, as described above, in an addition to an amount equal to 12 months of his then-current base salary, the annual bonus related to the most recently completed calendar year, if not already paid, and COBRA premiums for a period of 12 months on the same conditions as described above. In addition, all of Dr. Langecker’s unvested equity compensation outstanding on the date of termination shall vest and remain exercisable in accordance with the terms of the applicable plan and related agreements. Dr. Langecker has also agreed not to engage in activities competitive with the Company during his employment and for a 12 month period following the termination of his employment. All payments made and benefits available to Dr. Langecker in connection with his employment agreement will comply with Internal Revenue Code Section 409A in accordance with the terms of his employment agreement.

Employment Agreement with Barbara Riching.    In February 2013, we also entered into an employment agreement with Ms. Riching in connection with her position as our Chief Financial Officer. Pursuant to the agreement, Ms. Riching is paid $8,292.31 per biweekly pay period, and is also eligible for an annual, discretionary bonus in an amount to be determined based upon, among other things, contributions made by Ms. Riching during the previous year and the Company’s performance and outlook. Ms. Riching was also granted options to purchase 15,000 shares of our common stock at an exercise price of $4.18 per share. Prior to her appointment as our Chief Financial Officer in February 2013, Ms. Riching was employed as our Interim Chief Financial Officer from July 2012 through February 2013. In that capacity, Ms. Riching was paid $165 per hour worked. Ms. Riching is entitled to customary employee benefits including health, dental and vision insurance coverage, vacation time and the opportunity to participate in the Company’s 401(k) plan. Ms. Riching’s employment is at will, and as such is terminable by either the Company or Ms. Riching at any time.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2013, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table. There were no grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2013.

	Option Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price $	Option Expiration Date
Peter Langecker	1,043	—	$556.80	6/29/2019
Chief Executive Officer	1,459	209	$254.40	4/27/2020
	835	—	$67.20	9/15/2020
	16,667	—	$12.36	12/8/2021
	2,085	6,250	$6.60	7/30/2022
	1,041	7,292	$4.18	2/27/2023

Barbara Riching	1,875	13,125	$4.18	2/27/2023
Chief Financial Officer

(1)	Generally, option awards vest in equal annual installments over four years beginning on the first anniversary of the date of grant and the exercise price is the closing price of our common stock as quoted on The NASDAQ Capital Market on the date of grant.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change-In-Control

We have entered into certain agreements and maintain certain plans that may require us to make certain payments and/or provide certain benefits to Dr. Langecker in the event of a termination of employment or a change of control of the Company. The following table summarizes the potential payments to Dr. Langecker assuming that one of the described termination events occurs. The table assumes that the event occurred on December 31, 2013, the last day of our fiscal year. On December 31, 2013, the last trading day of 2013, the closing price of our common stock on The NASDAQ Capital Market was $2.52 per share. We do not have similar arrangements with respect to Ms. Riching.

Peter J. Langecker

Executive Benefits and Payments Upon Termination	Termination within 12 months Following Change in Control	Voluntary Termination by Executive or Death	Involuntary Not for Cause Termination or Termination by Executive with Good Reason	For Cause Termination	Disability
Base Salary	$375,000	$ —	$375,000	$ —	$ —

Annual Bonus (x% of Base Salary)	Executive entitled to Annual Bonus related to most recently completed calendar year if not already paid	Executive entitled to Annual Bonus related to most recently completed calendar year if not already paid	Executive entitled to Annual Bonus related to most recently completed calendar year if not already paid	N/A	Executive entitled to Annual Bonus related to most recently completed calendar year if not already paid

Acceleration of Vesting of Equity	100%	0%	0%	0%	0%

Stock Options:
Number of Stock Options	36,881	23,130	23,130	23,130
Value upon Termination	$92,940	$58,228	$58,288	$58,288	$ —

Vested Stock Received:
Number of Shares	—	—	—	—	—
Value upon Termination	$ —	$ —	$ —	$ —	$ —
Relocation Reimbursement	N/A	N/A	N/A	N/A	N/A
Deferred Compensation Payout	N/A	N/A	N/A	N/A	N/A
Post-Term Health Care	Up to 12 months for Executive and family	N/A	Up to 12 months for Executive and family	N/A	N/A
	$37,030	$ —	37,030	$ —	$ —
Excise Tax Gross Up	N/A	N/A	N/A	N/A	N/A

The information set forth above is described in more detail in the Narrative Disclosure to the Summary Compensation Table.

A “Change in Control” as defined in Dr. Langecker’s employment agreement shall mean the occurrence during the term of his employment of the following:

(i) Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of the Company’s securities representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by us or our affiliates or by any of our employee benefit plans) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve;

(ii) Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) our stockholders approve an agreement for the sale or disposition by the Company of all or substantially all of our assets; or

(iii) Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date of the employment agreement, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to our Board of Directors).

Dr. Langecker will be entitled to certain benefits as described in the table above if his employment is terminated by the Company for reasons other than cause or by him with good reason. “Cause” shall mean any of the following:

(a) Dr. Langecker’s substantial failure to perform any of his duties hereunder or to follow reasonable, lawful directions of the Board or any officer to whom Dr. Langecker reports;

(b) Dr. Langecker’s willful misconduct or willful malfeasance in connection with his employment;

(c) Dr. Langecker’s conviction of, or plea of nolo contendre to, any crime constituting a felony under the laws of the United States or any state thereof, or any other crime involving moral turpitude;

(d) Dr. Langecker’s material breach of any of the provisions of the employment agreement, our bylaws or any other agreement with the Company;

(e) Dr. Langecker’s engaging in misconduct which has caused significant injury to the Company, financial or otherwise, or to the Company’s reputation; or

(f) any act, omission or circumstance constituting cause under the law governing the employment agreement.

“Termination with Good Reason” shall mean:

(i) without Dr. Langecker’s express written consent, any material reduction in his title, or responsibilities compared to those prior to a Change in Control (as such term is defined in the employment agreement);

(ii) a change in the location at which Dr. Langecker must perform the services under the employment agreement of more than 60 miles;

(iii) without Dr. Langecker’s express written consent, a material reduction by the Company in Dr. Langecker’s total compensation, provided that it shall not be deemed a material reduction if (a) the amount of Dr. Langecker’s annual bonus is less than the amount of any previously awarded annual bonuses or (b) a benefit is amended and such amendment affects all eligible executive participants; or

(iv) the Company breaches a material term of the employment agreement and such breach has remained uncured for a minimum of 30 days after Dr. Langecker notified the Company of the breach. To be effective, such notice must be in writing and set forth the specific alleged Good Reason for termination and the factual basis supporting the alleged Good Reason.

All payments made and benefits available to Dr. Langecker in connection with his employment agreement will comply with Internal Revenue Code Section 409A in accordance with the terms of his employment agreement.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2013 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (4)	Option Awards ($)(1)	All Other Compensation ($)		Total
David Chaplin	$40,000	$—	$40,000	$99,000	(2)	$179,000
Tamar Howson	$40,000	$20,000	$20,000	$—		$80,000
Gerald McMahon	$40,000	$40,000	$—	$—		$80,000
William D. Schwieterman	$40,000	$—	$40,000	$—		$80,000
Alastair J.J. Wood(3)	$21,778	—	$21,778			$43,556

(1)	The fair values for the awards granted were estimated at the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions for the years ended December 31, 2013 and 2012:

	Years ended December 31
Weighted Average Assumptions	2013	2012
Risk-free interest rate	0.95%	0.85%
Expected life (years)	4	4
Expected volatility	100%	102%
Dividend yield	0.00%	0.00%

See Note 6 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2013 for details as to the assumptions used to determine the fair value of each of the stock awards set forth in this table, and describing all forfeitures during fiscal year 2013. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates” in the Form 10-K.

(2)	Dr. Chaplin provides consulting services to us. The compensation reported in this column reflects payments for such consulting services rendered during 2013.

(3)	Dr. Wood left the Board upon the expiration of his term in July 2013.

(4)	The stock awards were valued based on the closing price of our common stock on the grant date and the shares were fully-vested upon the date of the grant.

The following is a description of the standard compensation arrangements under which our non-employee directors are compensated for their service as directors, including as members of the various Committees of our Board.

Fees.    Effective as of September 20, 2011, the Board of Directors adopted a revised amended and restated non-employee director compensation policy. In accordance with the revised policy, prior to the commencement of each calendar year, the Board of Directors establishes the dollar value of the retainer to be paid for the upcoming calendar year for all non-employee directors. For 2013, the retainer was set at $80,000. Once a year, prior to December 31, each non-employee director makes an election for the next calendar year to receive his or her retainer in the form of options to purchase shares of our common stock, shares of our common stock, or a combination of options and/or stock and up to $60,000 in cash. Effective January 1, 2014, the Board of Directors appointed a new member, Frederick W. Driscoll, to serve as Chairman of the Board. Mr. Driscoll will receive a retainer of $90,000 for his service as Chairman, in the same form as the compensation payable to the other Directors.

A new non-employee director joining the Board during the course of the year must make an election for the calendar year within 30 days of joining the Board, and his or her retainer will be pro-rated. In the absence of an election, a non-employee director will receive 50% of the retainer as cash and 50% as shares of our common stock. The shares of common stock are fully vested as of the grant date and have a purchase price equal to the par value of our common stock on the grant date. The options are fully vested as of the grant date, have a six-year term and an exercise price equal to the closing price of our common stock on its principal trading market on the grant date. The number of options to be granted is calculated using the Black-Scholes valuation method. Shares of common stock, options to purchase shares of common stock and/or cash to be paid to each non-employee director on the date of grant are automatically granted without further action by the Board of Directors or the Compensation Committee semi-annually on and as of January 2 and July 1, or the first business day thereafter. Shares and options granted pursuant to the policy are subject to the terms and conditions of the Plan.

Equity Incentives.    Under the terms of the Plan, directors may be granted shares of common stock, stock-based awards and/or stock options to purchase shares of common stock.

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights Number of Securities	Weighted-Average Exercise Price of Outstanding Options Remaining Available for Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	192,539	$12.54	540,840

Equity compensation plans not approved by security holders	—	—	—

Total	192,539	$12.54	540,840

EXPENSES OF SOLICITATION

We will bear the costs of soliciting proxies from our stockholders. We will make this solicitation by mail, and our directors, officers and employees may also solicit proxies by telephone, fax, e-mail or in person, for which they will receive no compensation other than their regular compensation as directors, officers or employees. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to beneficial owners of our voting securities. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that are incurred by them.

COMPENSATION PRACTICES AND POLICIES RELATING TO RISK MANAGEMENT

Consistent with SEC disclosure requirements, we have assessed our compensation policies, practices and awards, and have concluded that our compensation policies, practices and awards do not create risks that are reasonably likely to have a material adverse effect on the Company. Management assessed our compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. Our compensation programs include a combination of fixed base salaries, cash bonuses, long-term incentive awards, including performance-based compensation, and employee retirement plans that are generally uniform in design and operation throughout the Company and with all levels of employees.

Based on the foregoing, we believe that our compensation policies, practices and awards do not create risks that are likely to have a material adverse effect on the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks, are compatible with our effective internal controls and our risk management practices, and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. The text of the code of conduct and ethics has been filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2002. Disclosure regarding any amendments to, or waivers from provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the NASDAQ Stock Market.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Your eligibility as a stockholder to submit proposals and director nominations, the proper subjects of such proposals and other issues governing stockholder proposals and director nominations are regulated by the rules adopted under Section 14 of the Exchange Act and our By-laws. To be considered for inclusion in the proxy statement and proxy card relating to our annual meeting of stockholders to be held in 2015 stockholder proposals and nominations must be received no later than 120 days prior to the date that is one year from the date of this year’s proxy statement. If a stockholder wishes to present a proposal or nomination at our 2015 annual meeting of stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, the proposal or nomination must be received no earlier than 75 days prior to the date that is one year from this year’s mailing date and no later than 45 days prior to the date that is one year from this year’s mailing date. Proposals that are not received in a timely manner will not be voted on at the 2015 Annual Meeting. All stockholder proposals should be marked for the attention of The Secretary, OXiGENE, Inc., 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

ANNUAL REPORT

Our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2013 which provide additional information about us can be found on the website of the Securities and Exchange Commission at www.sec.gov. They are also available on our website at www.oxigene.com. You may obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: OXiGENE, Inc., 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080, Attention: Investor Relations.

South San Francisco, CA

April 29, 2014

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

As revised May 2004

I.	AUDIT COMMITTEE PURPOSE

A.	The Audit Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and the external auditor is responsible for auditing those financial statements.

B.	The Audit Committee shall be appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities shall be to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding financial, accounting, and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors and internal auditing department.

•	Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board.

C.	The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities, and shall have direct access to the independent auditors as well as anyone else in the Company. The Audit Committee shall be authorized to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.	AUDIT COMMITTEE COMPOSITION AND MEETINGS

A.	Audit Committee members shall meet the independence and other requirements of the National Association of Securities Dealers, Inc. for audit committee members of companies quoted on the Nasdaq National Market, and of the Securities and Exchange Commission, as such requirements may be revised from time to time. In addition, the Audit Committee shall be comprised of three or more directors, as such number shall be determined by the Board; each member shall be an independent non-executive director who is free from any relationship that could interfere with the exercise of his or her independent judgment; and all members of the Audit Committee shall be financially literate, and shall be able to read and understand fundamental financial statements, at the time of their appointment to the Audit Committee. Furthermore, at least one member of the Audit Committee shall be financially sophisticated as defined by having experience in finance or accounting, professional certification in accounting, or any other comparable experience or background, such as being or having been a CEO or CFO or other senior officer with financial oversight responsibilities. The Company shall disclose, in its annual report, whether or not, and if not, the reasons therefor, the Audit Committee includes at least one Audit Committee Financial Expert, as defined by the Securities Exchange Act of 1934, as amended.

B.	Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

C.	The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall meet privately in executive session with the independent auditors at least annually to discuss any matters that the Audit Committee believes should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures prior to public release of information. Notwithstanding the foregoing, the procedures set forth in this paragraph are intended as guidelines, to be followed as practicable, and not as mandatory requirements.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

The Audit Committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, retention, compensation, evaluation, oversight and, if necessary, termination of the registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Review Procedures

A.	Review and reassess the adequacy of this Charter at least annually and suggest revisions as appropriate; submit the Charter to the Board for approval and ensure that the Charter is published at least every three years in accordance with SEC regulations.

B.	Review the Company’s annual audited financial statements and Form 10-K prior to filing or public distribution. Review shall include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments, as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

C.	In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses.

D.	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and the Company’s quarterly financial statements and Forms 10-Q prior to filing or public distribution. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of such review.

E.	Discuss with the independent auditors any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 61, as may be modified or supplemented.

Independent Auditors

A.	Review the performance of the independent auditor and appoint or terminate the independent auditor. The Audit Committee has the sole authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent auditor is ultimately accountable to the Audit Committee for such auditor’s review of the financial statements and controls of the Company. The Audit Committee shall determine the appropriate compensation of the independent auditor.

B.	Approve in advance all audit services and all permitted non-audit services, except where such services are determined to be de minimis under the Exchange Act. The Audit Committee may delegate, to one or more designated members of the Audit Committee, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

C.	Review the independent auditors’ engagement letter and audit plan and discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

D.	Oversee and ensure the independence of the auditor by:

•

receiving from, and reviewing and discussing with, the auditor, on a periodic basis, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard 1 (“ISB No. 1”);

•

reviewing, and actively discussing with the Board, if necessary, and the auditor, on a periodic basis, any disclosed relationships or services between the auditor and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the auditor;

•	recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditor’s independence; and

•

ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Company for more than five (5) consecutive fiscal years.

E.	Set clear hiring policies for employees or former employees of the Company’s independent auditor.

F.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in the Company’s financial reporting.

G.	Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

H.	Ensure and oversee timely reports from the independent auditor to the Audit Committee of (i) all critical accounting policies and practices; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and the management of the Company, such as any management letter or schedule of unadjusted differences.

Legal Compliance

A.	On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies and the response to such inquiries.

Other Audit Committee Responsibilities

A.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission and ensure that such report is included in the Company’s annual proxy statement.

B.	Establish, review, and update periodically a Code of Conduct and Ethics and ensure that management has established a system to enforce this Code.

C.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and the Company’s certificate of incorporation, bylaws and other internal procedures.

D.	Review with the independent auditor any problems or difficulties the auditor might have encountered and any letter to management provided by the auditor and the Company’s response to that letter. Such review should include:

a.	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

b.	Any changes required in the planned scope of the external audit.

E.	Review and approve, prior to the Company’s entry into any such transactions, all transactions between the Company and its executive officers, members of its Board, beneficial holders of more than 5% of the Company’s securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

F.	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

G.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

H.	Maintain minutes of the Committee’s meetings and periodically report to the Board on significant results of the foregoing activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Such activities shall remain the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, among management, the independent auditors or the internal audit department or to assure compliance with laws and regulations.

ANNUAL MEETING OF STOCKHOLDERS OF

OXiGENE, INC.

701 GATEWAY BOULEVARD, SUITE 210

South San Francisco, CA 94080

June 10, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and 2013 Annual Report

are available at www.oxigene.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i    Please detach along perforated line and mail in the envelope provided.    i

¢	20630000000000000000 6	061014

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE,

AND “FOR” PROPOSAL NO. 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
1.	Election of Directors:		2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐
NOMINEES: ¡ David Chaplin, Ph.D. ¡ Frederick W. Driscoll ¡ Tamar D. Howson ¡ Peter J. Langecker, M.D., Ph.D. ¡ Gerald McMahon, Ph.D. ¡ William D. Schwieterman, M.D.
☐	FOR ALL NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢

Note:       Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

☐ ¢

OXiGENE, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2014

The undersigned hereby appoints Peter J. Langecker, Barbara Riching and Frederick W. Driscoll, and each of them (with full power to act alone), proxies, with full power of substitution, to vote all shares of common stock of OXiGENE, Inc., a Delaware corporation (the “Company”), owned by the undersigned at the 2014 Annual Meeting of Stockholders of the Company to be held at the Company’s offices located at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080 on June 10, 2014, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED AND, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NAMED DIRECTOR NOMINEES, AND FOR PROPOSAL NO. 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS SPECIFIED HEREIN.

¢	(Continued and to be signed on reverse side.)	14475 ¢